[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

[graphic omitted]

MFS(R) UTILITIES FUND
ANNUAL REPORT o OCTOBER 31, 1998

DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 35)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 37

       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of October 31, 1998, MFS manages nearly $87 billion, and the firm's 2,000 people serve
3.8 million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $10 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements to the success of MIT did not exist before our founders invented it in 1924. That is liquidity. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately and the money may be exchanged into another MFS fund or that you may add other MFS funds to your portfolio as your investment needs change. If you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike many other companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes nearly 40 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT was the first mutual fund, it was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. Today, the MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

November 16, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Maura A. Shaughnessy]
     Maura A. Shaughnessy

For the 12 months ended October 31, 1998, Class A shares of the Fund provided a total return of 22.13%, Class B shares 21.27%, Class C shares 21.25%, and Class I shares 22.52%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 26.65% return for the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-value-weighted, total return index of all utility stocks in the Standard & Poor's 500 Composite Index (the S&P 500). For the same period, the average utilities fund returned 21.89%, according to Lipper Analytical Services, Inc., and the S&P 500, an unmanaged index of common stock total return performance, returned 22.06%.

Q. COULD YOU DISCUSS SOME OF THE FACTORS THAT CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

A. The Fund trailed the Utility Index slightly for a few reasons, not the least of which was that the recent rally in utility stocks has been driven by large-cap, traditional electric utility stocks, which are perceived to be high-quality investments, while the Fund's focus is predominantly on mid-cap stocks diversified across the utility spectrum. In addition, some of our international holdings, particularly in Latin America, and to a lesser extent in Europe, underperformed over the past 12 months. Also, the Fund was overweighted in natural gas stocks compared to the Utility Index, and those stocks, which have yet to attain the broad investor confidence of large-cap electric utility stocks, underperformed for a couple of reasons. First, the unseasonably warm winter and spring 1998 depressed demand and, second, these stocks are sensitive to natural gas liquids commodity prices. Depressed commodity prices coupled with static processing costs negatively impacted the earnings of several companies in this market.

   The Fund was underweighted in telecommunications stocks, which also contributed to its average performance in comparison to the Utility Index.

Q. HOW WERE UTILITY STOCKS IMPACTED BY THE STOCK MARKET VOLATILITY OF THE PAST SUMMER?

A. Because of the broad market volatility, there was a huge defensive move into the utilities sector. Investors, many of whom probably had never owned utilities stocks before, flooded the market for large-cap electric utilities. In a twist on utility stocks' traditional reputation as staid, surefooted investments, the sector became almost a momentum play during the late summer. Among large-cap electric utilities, valuations were stretched to unsupportable levels, which we believe reflected a lack of critical analysis of the stocks' fundamentals and more of a reaction based on fear.

Q. IN WHAT SECTORS AND STOCKS DID YOU FIND THE BEST INVESTMENTS DURING THE PAST YEAR?

A. MCI WorldCom has been a good performer and is up approximately 80% for the year. While the stock may be nearing its full potential, we think it still has some room to grow, and we remain confident in the company. Mannesmann, a German telecommunications company, has also performed well over the past year and is a large holding. Peco Energy, an electric utility based in Philadelphia, is also up strongly this year.

Q. LET'S LOOK AROUND THE GLOBE. WHAT CAN YOU TELL ME ABOUT SOME OF YOUR MORE ATTRACTIVE GLOBAL INVESTMENTS?

A. As I mentioned previously, Mannesmann in Europe has been strong. Cellular Communications International, an American company with prominent assets in the Italian telecommunications market, has jumped about 60% in the past 12 months, and we believe the company will be a leader in the rapidly expanding Italian telecommunications market. Endesa SA, a Spanish electric utility, has performed well for the Fund as a result of extensive restructuring in the Spanish electric industry and lower interest rates in Europe.

Q. CONSOLIDATION, PARTICULARLY AMONG THE GAS AND ELECTRIC UTILITIES, HAS BEEN AN UNDERLYING THEME IN THE UTILITIES MARKET. IS THERE ANYTHING NEW TO REPORT THERE?

A. I've been disappointed in the small number of consolidation deals announced in 1998. We've seen a few nice deals, such as an interesting gas/electric combination between CMS Energy, an electric utility, and Duke Energy, which sold its gas pipelines to CMS. But we haven't seen the big pairings that we saw a couple of years ago, for two reasons. First, deregulation and restructuring at the state level are still ongoing, and companies are waiting for the effects of those trends to fully shake out before linking with other utilities. Second, the Public Utility Holding Company Act is still a stumbling block to consolidation. Interestingly, we have also seen some international deals that have not come to fruition due to regulatory, economic, and cultural issues.

Q. HAVE YOU MADE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO IN THE PAST
   12 MONTHS?

A. Not really. We've spent the past year, in both the healthy and the volatile times, leveraging our investment strategy, looking for utility stocks that are not just good utilities but also strong companies that can be the new leaders in a dynamic market landscape.

Q. HOW HAVE REAL ESTATE INVESTMENT TRUSTS, OR REITS, PERFORMED OVER THE PAST 12 MONTHS?

A. This past year has been a hard one for the REITs market. Companies have had a difficult time raising capital and some markets, such as the hotel sector, have seen deteriorating fundamentals. Nor has the market sought out these securities for defensive purposes despite the strong yields they're offering. So REITs have largely underperformed.

Q. WHAT DO YOU THINK 1999 WILL HOLD FOR THE GLOBAL UTILITY MARKET?

A. We still see a number of opportunities in Latin America and believe that many of the issues there are relatively well insulated from the region's macroeconomic problems, particularly in Brazil. In Asia, we're not seeing much to buy, as stock valuations there are just not attractive now. In Europe, utility stocks in northern Europe are getting expensive, but we're seeing lots of opportunities in southern Europe, especially in Italian and Greek telecommunications stocks and in Spanish electric utilities. In the United States, we're finding the best values in natural gas. These companies' ability to snap back to robust earnings growth in 1999 will be key to their share price performance in the future.

   /s/ Maura A. Shaughnessy
       Maura A. Shaughnessy
       Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   MAURA A. SHAUGHNESSY IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND IS PORTFOLIO MANAGER OF MFS(R) UTILITIES FUND, MFS(R) UTILITIES SERIES, PART OF MFS(R) VARIABLE INSURANCE TRUST(SM), AND THE UTILITIES SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. SHE IS ALSO A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM OF MFS(R) TOTAL RETURN FUND.

   MS. SHAUGHNESSY JOINED MFS IN 1991 AS AN EQUITY ANALYST AND WAS PROMOTED TO VICE PRESIDENT IN 1992 AND SENIOR VICE PRESIDENT IN 1998.

   A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS AT DARTMOUTH COLLEGE, SHE IS A CHARTERED FINANCIAL ANALYST.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                   SEEKS CAPTIAL GROWTH AND CURRENT INCOME (INCOME
                               ABOVE THAT AVAILABLE FROM A PORTFOLIO INVESTED
                               ENTIRELY IN EQUITIES).

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       FEBRUARY 14, 1992

  CLASS INCEPTION:             CLASS A  FEBRUARY 14, 1992
                               CLASS B  SEPTEMBER 7, 1993
                               CLASS C  JANUARY 3, 1994
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $782.5 MILLION NET ASSETS AS OF OCTOBER 31, 1998

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from March 1, 1992, through October 31, 1998)

              MFS                   Standard     Lehman Brothers
            Utilities   S&P 500     & Poor's     Corporate Bond     Consumer
              Fund      Composite   Utility       Utility Total      Price
           - Class A     Index       Index        Return Index     Index - U.S.
-------------------------------------------------------------------------------
 3/92      $ 9,532     $10,000     $10,000         $10,000          $10,000
10/94       12,284      12,508      12,491          11,376           10,825
10/96       17,913      19,625      17,730          14,497           11,463
10/98       27,985      31,629      24,678          17,417           11,861

AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 1998

CLASS A
                                                                       10 Years/
                                      1 Year    3 Years    5 Years       Life*
--------------------------------------------------------------------------------
Average Annual Total Return          +22.13%    +22.98%    +16.97%     +17.40%
--------------------------------------------------------------------------------
SEC Results                          +16.33%    +21.00%    +15.83%     +16.55%
--------------------------------------------------------------------------------

CLASS B
                                                                       10 Years/
                                      1 Year    3 Years    5 Years       Life*
--------------------------------------------------------------------------------
Average Annual Total Return          +21.27%    +22.05%    +15.98%     +16.61%
--------------------------------------------------------------------------------
SEC Results                          +17.27%    +21.38%    +15.76%     +16.61%
--------------------------------------------------------------------------------

CLASS C
                                                                       10 Years/
                                      1 Year    3 Years    5 Years       Life*
--------------------------------------------------------------------------------
Average Annual Total Return          +21.25%    +22.11%    +16.03%     +16.70%
--------------------------------------------------------------------------------
SEC Results                          +20.25%    +22.11%    +16.03%     +16.70%
--------------------------------------------------------------------------------

CLASS I
                                                                       10 Years/
                                      1 Year    3 Years    5 Years       Life*
--------------------------------------------------------------------------------
Average Annual Total Return          +22.52%    +23.20%    +17.09%     +17.49%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                       10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Average utilities fund**             +21.89%    +16.64%    +11.26%     +13.66%
--------------------------------------------------------------------------------
Standard & Poor's Utility Index**    +26.65%    +15.18%    +11.63%     +14.51%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite
Index++                              +22.06%    +25.99%    +21.30%     +18.62%
--------------------------------------------------------------------------------
Lehman Brothers Corporate Bond
Utility   Total Return Index+        + 9.34%    + 8.43%    + 7.37%     + 8.67%
--------------------------------------------------------------------------------
Consumer Price Index+#               + 1.37%    + 2.14%    + 2.37%     + 2.54%
--------------------------------------------------------------------------------
 * For the period from the commencement of the Fund's investment operations, February 14, 1992, through October 31, 1998.
** Source: Lipper Analytical Services, Inc. "Life" refers to the period from
   March 1, 1992, through October 31, 1998.
 + Source: CDA/Wiesenberger. "Life" refers to the period from March 1, 1992, through October 31, 1998.
++ Source: Lehman Brothers. "Life" refers to the period from March 1, 1992, through October 31, 1998. The Lehman Brothers Corporate Bond Utility Total Return Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible investment-grade domestic utility debt. We no longer consider the Lehman Brothers Corporate Bond Utility Total Return Index a relevant benchmark against which to measure the Fund's capital appreciation performance. The Fund invests less than 25% of its assets in utility bonds and generally only uses bonds as a means of providing income.
 # The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1998

FIVE LARGEST STOCK SECTORS

Utilities & Communications              84.3%
Financial Services                       6.9%
Leisure                                  1.9%
Industrial Goods & Services              1.8%
Energy                                   1.6%

TOP 10 STOCK HOLDINGS

MCI WORLDCOM, INC.  3.0%                       PINNACLE WEST CAPITAL CORP.  2.5%
Integrated telecommunications company          Arizona electric utility, real
                                               estate, and investment company

KN ENERGY, INC.  2.9%
Natural gas services company                   GPU, INC.  2.5%
                                               Electric utility holding company

CALENERGY CO., INC.  2.8%
Natural gas energy and production company      COLUMBIA ENERGY GROUP, INC.  2.5%
                                               Natural gas production and
                                               pipeline company

CENTURY TELEPHONE ENTERPRISES, INC.  2.7%
Diversified telecommunications services        ENDESA S.A.  2.2%
provider                                       Spanish electric utility

CMS ENERGY  2.6%                               EDISON INTERNATIONAL   2.1%
Michigan electric and gas utility              Broad-based electric industry
                                               conglomerate

Portfolio information is as of October 31, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- October 31, 1998

Stocks - 80.3%
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 60.7%
  Conglomerates - 1.6%
    Eastern Enterprises                                                 301,600           $ 12,384,450
------------------------------------------------------------------------------------------------------
  Entertainment - 0.5%
    MediaOne Group, Inc.*                                                94,400           $  3,994,300
------------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Conoco Inc., "A"*                                                    92,100           $  2,290,986
    Enron Oil & Gas Co.                                                  47,300                789,319
                                                                                          ------------
                                                                                          $  3,080,305
------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 5.9%
    Beacon Capital Partners, Inc.*##                                    161,300           $  3,226,000
    Camden Property Trust                                               207,700              5,581,937
    CarrAmerica Realty Corp.                                            159,500              3,588,750
    CBL & Associates Properties, Inc.                                    88,500              2,306,531
    Equity Office Properties Trust                                      138,600              3,326,400
    Equity Residential Properties Trust                                  63,900              2,683,800
    First Industrial Realty Trust, Inc.                                 113,900              2,918,687
    Highwoods Properties, Inc.                                          186,400              5,207,550
    Kilroy Realty Corp.                                                  87,600              1,943,625
    Koger Equity, Inc.                                                  143,800              2,426,625
    Mack-Cali Realty Corp.                                              113,200              3,353,550
    Patriot American Hospitality, Inc.                                  106,700                946,963
    SL Green Realty Corp.                                               181,700              3,440,944
    TriNet Corporate Realty Trust, Inc.                                 185,200              5,324,500
                                                                                          ------------
                                                                                          $ 46,275,862
------------------------------------------------------------------------------------------------------
  Special Products and Services - 1.8%
    MCN Energy Group, Inc.                                              450,200           $  8,694,488
    USEC, Inc.*                                                         369,800              5,408,325
                                                                                          ------------
                                                                                          $ 14,102,813
------------------------------------------------------------------------------------------------------
  Telecommunications - 12.2%
    Allegiance Telecom, Inc.*                                           177,800           $  2,033,588
    Alltel Corp.                                                        219,900             10,294,069
    Ameritech Corp.                                                     141,900              7,653,731
    Bell Atlantic Corp.                                                  86,220              4,580,437
    Cellular Communications International, Inc.*                          8,000                497,250
    Century Telephone Enterprises, Inc.                                 313,100             17,787,994
    Global TeleSystems Group, Inc.*                                      25,200              1,009,575
    GTE Corp.                                                           112,700              6,614,081
    Hyperion Telecommunications, Inc., "A"*                             138,500              1,350,375
    Intermedia Communications, Inc.*                                    380,100              7,031,850
    IXC Communications, Inc.*                                           226,500              8,776,875
    MCI WorldCom, Inc.*                                                 357,575             19,756,019
    SBC Communications, Inc.                                            173,664              8,042,814
                                                                                          ------------
                                                                                          $ 95,428,658
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 25.3%
    Atmos Energy Corp.                                                  291,299           $  8,647,939
    CalEnergy Co., Inc.*                                                673,000             18,423,375
    Carolina Power & Light Co.                                           55,700              2,555,238
    Cinergy Corp.                                                       142,300              4,909,350
    CMS Energy Corp.                                                    394,300             17,373,844
    CMS Energy Corp., "G"                                               157,400              3,856,300
    DQE, Inc.                                                            65,300              2,575,269
    Edison International                                                542,000             14,295,250
    El Paso Electric Co.*                                               618,100              5,408,375
    FirstEnergy Corp.                                                   295,600              8,868,000
    GPU, Inc.                                                           390,300             16,831,687
    Illinova Corp.                                                      266,300              6,740,719
    New Century Energies, Inc.                                           67,100              3,241,769
    Niagara Mohawk Power Corp.                                          605,000              8,848,125
    Northern States Power Co.                                            98,600              2,662,200
    Peco Energy Co.                                                     346,100             13,389,744
    Pinnacle West Capital Corp.                                         385,600             16,894,100
    Public Service Co. of New Mexico                                    136,200              3,004,912
    Public Service Enterprise Group                                     150,000              5,700,000
    Sempra Energy                                                        99,500              2,587,000
    Sierra Pacific Resources                                            231,600              8,438,925
    Texas Utilities Co.                                                 275,800             12,066,250
    TNP Enterprises, Inc.                                               125,200              4,225,500
    Unicom Corp.                                                        161,100              6,071,456
                                                                                          ------------
                                                                                          $197,615,327
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 13.0%
    Coastal Corp.                                                       212,600           $  7,494,150
    Columbia Energy Group, Inc.                                         289,500             16,754,812
    Connecticut Energy Group                                             52,100              1,458,800
    Consolidated Natural Gas Co.                                         60,200              3,179,312
    El Paso Energy Corp.                                                183,600              6,506,325
    Energen Corp.                                                       217,200              3,909,600
    Enron Corp.                                                         116,400              6,140,100
    KN Energy, Inc.                                                     389,600             19,358,250
    National Fuel Gas Co.                                               158,500              7,489,125
    NICOR, Inc.                                                         203,600              8,627,550
    NUI Corp.                                                           217,300              5,092,969
    ONEOK, Inc.                                                         203,700              6,976,725
    Questar Corp.                                                       169,300              3,333,094
    Washington Gas Light Co.                                            204,500              5,406,469
                                                                                          ------------
                                                                                          $101,727,281
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $474,608,996
------------------------------------------------------------------------------------------------------
Foreign Stocks - 19.6%
  Bermuda - 0.5%
    Global Crossing Ltd. (Telecommunications)*                          127,800           $  3,674,250
------------------------------------------------------------------------------------------------------
  Brazil - 2.9%
    CEMIG (Utilities - Electric)                                    145,301,759           $  2,825,887
    Companhia Electricas est Rio de Janeiro
      (Utilities - Electric)*                                     7,436,500,000              2,431,247
    Companhia Energetica do Ceara, Preferred "A"
      (Utilities - Electric)                                            116,000                202,263
    Companhia Paranaense de Energia, ADR
      (Utilities - Electric)                                            383,200              2,969,800
    Companhia Paranaense de Energia, Preferred "B"
      (Utilities - Electric)                                        391,300,000              3,050,625
    Companhia Riogrand Telecomunicacoes
      (Utilities - Telephone)                                         4,834,100              1,418,338
    Espirito Santo Centrais Eletricas S.A
      (Utilities - Electric)                                         10,200,000                684,047
    Espirito Santo Centrais Eletricas S.A., Preferred "B"
      (Utilities - Electric)                                          1,114,600                626,022
    Telecomunicacoes Brasileiras S.A., ADR
      (Telecommunications)                                               68,200              5,178,938
    Telecomunicacoes Sao Paulo (Telecommunications)                   9,146,425              1,533,477
    Telesp Participacoes S.A. (Telecommunications)                   85,382,000              2,183,042
                                                                                          ------------
                                                                                          $ 23,103,686
------------------------------------------------------------------------------------------------------
  Canada - 0.1%
    Bell Canada International, Inc. (Telecommunications)*                73,100           $    767,550
------------------------------------------------------------------------------------------------------
  Chile - 1.0%
    Chilectra S.A., ADR (Utilities - Electric)                          403,080           $  7,932,614
------------------------------------------------------------------------------------------------------
  Denmark - 0.3%
    Tele Danmark, ADR (Telecommunications)                               36,800           $  2,012,500
------------------------------------------------------------------------------------------------------
  Finland - 0.2%
    Helsingin Puhelin Oyj (Telecommunications)                           22,300           $  1,221,918
------------------------------------------------------------------------------------------------------
  Germany - 2.2%
    Mannesmann AG (Conglomerate)                                        122,300           $ 12,034,350
    VEBA AG (Oil and Gas)                                                65,500              3,657,561
    VEBA AG, ADR (Oil and Gas)                                           33,600              1,873,200
                                                                                          ------------
                                                                                          $ 17,565,111
------------------------------------------------------------------------------------------------------
  Greece - 0.5%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                              171,899           $  3,907,628
------------------------------------------------------------------------------------------------------
  Hungary - 1.0%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)                     284,300           $  7,640,562
------------------------------------------------------------------------------------------------------
  Italy - 2.1%
    Telecom Italia S.p.A. (Telecommunications)*                       1,709,000           $  8,623,299
    Telecom Italia S.p.A. (Telecommunications)*                       1,059,400              7,668,839
                                                                                          ------------
                                                                                          $ 16,292,138
------------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Telefonos de Mexico S.A., ADR (Utilities - Telephone)                66,500           $  3,512,031
------------------------------------------------------------------------------------------------------
  Peru - 0.2%
    Telefonica del Peru S.A., ADR (Telecommunications)                  130,400           $  1,695,200
------------------------------------------------------------------------------------------------------
  Portugal - 0.8%
    Electricidade de Portugal S.A. (Utilities - Electric)               260,800           $  6,523,819
------------------------------------------------------------------------------------------------------
  South Korea
    SK Telecom Ltd. (Telecommunications)                                     15           $     10,281
------------------------------------------------------------------------------------------------------
  Spain - 5.7%
    Endesa S.A. (Utilities - Electric)                                  569,000           $ 14,473,938
    Iberdrola S.A. (Utilities - Electric)                               792,700             12,814,556
    Telefonica de Espana S.A., ADR (Telecommunications)                  46,463              6,362,527
    Union Electrica Fenosa S.A. (Utilities - Electric)                  665,800             10,810,439
                                                                                          ------------
                                                                                          $ 44,461,460
------------------------------------------------------------------------------------------------------
  Switzerland - 0.7%
    Swisscom AG (Telecommunications)*                                    16,300           $  5,525,628
------------------------------------------------------------------------------------------------------
  United Kingdom - 1.0%
    Cable & Wireless Communications PLC
      (Telecommunications)*                                             279,500           $  2,104,214
    PowerGen PLC (Utilities - Electric)*                                392,000              5,541,642
                                                                                          ------------
                                                                                          $  7,645,856
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $153,492,232
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $606,525,604)                                              $628,101,228
------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 2.3%
------------------------------------------------------------------------------------------------------
  Entertainment - 0.7%
    MediaOne Group, Inc., 6.25%                                         109,800           $  5,915,475
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.5%
    IXC Communications, Inc., 6.75%                                     106,000           $  3,670,250
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.1%
    CalEnergy Capital Trust III, 6.5%                                    35,000           $  1,467,813
    CalEnergy Capital Trust III, 6.5%*##                                 65,500              2,746,906
    Houston Industries, Inc., 7.00%                                      36,300              2,942,569
    Texas Utilities Co., 3.315%                                          26,100              1,200,600
                                                                                          ------------
                                                                                          $  8,357,888
------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $19,887,119)                         $ 17,943,613
------------------------------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS -- continued

Bonds - 12.3%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 11.9%
  Banks and Credit Companies - 0.2%
    Beaver Valley Funding Corp., 9s, 2017                               $ 1,185           $  1,310,077
------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 0.1%
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                  $ 1,015           $  1,032,945
------------------------------------------------------------------------------------------------------
  Electric and Gas Utility Revenue
    Long Island Power Authority, New York Electric,
      5.25s, 2026                                                       $   325           $    327,106
------------------------------------------------------------------------------------------------------
  Entertainment - 0.1%
    Circus Circus Enterprises, Inc., 6.45s, 2006                        $ 1,000           $    885,830
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.2%
    Salton Sea Funding Corp., 6.69s, 2000                               $   470           $    475,117
    Salton Sea Funding Corp., 7.84s, 2010                                 1,110              1,288,155
                                                                                          ------------
                                                                                          $  1,763,272
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.1%
    Boise Cascade Co., 7.43s, 2005                                      $   450           $    441,459
------------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    NGC Corp. Capital Trust I, 8.316s, 2027                             $ 1,670           $  1,682,225
------------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Oryx Energy Co., 8.375s, 2004                                       $ 1,500           $  1,595,880
    Sun Co., Inc., 9s, 2024                                               1,000              1,124,280
                                                                                          ------------
                                                                                          $  2,720,160
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.5%
    Cellular Communications International, Inc., 5.75s, 2005            $ 3,326           $  2,685,519
    Rogers Cablesystems, Inc., 10.125s, 2012                                200                216,000
    WorldCom, Inc., 8.875s, 2006                                            720                789,034
                                                                                          ------------
                                                                                          $  3,690,553
------------------------------------------------------------------------------------------------------
U.S. Government Agencies - 0.3%
  Federal National Mortgage Association - 0.3%
    FNMA, 6.5s, 2013                                                    $ 2,264           $  2,297,090
------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 5.7%
  Government National Mortgage Association - 0.7%
    GNMA, 7s, 2027                                                      $   445           $    455,655
    GNMA, 7.5s, 2025 - 2027                                               3,632              3,740,082
    GNMA, 8s, 2025 - 2026                                                 1,081              1,119,106
                                                                                          ------------
                                                                                          $  5,314,843
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 5.0%
    U.S. Treasury Bonds, 6.125s, 2027                                   $ 1,656           $  1,863,514
    U.S. Treasury Bonds, 6.375s, 2027                                     5,000              5,761,700
    U.S. Treasury Bonds, 9.875s, 2015                                       810              1,227,401
    U.S. Treasury Bonds, 10.75s, 2005                                       400                541,064
    U.S. Treasury Notes, 6.5s, 2001 - 2006                               21,620             24,172,458
    U.S. Treasury Notes, 6.625s, 2007                                     5,000              5,677,350
                                                                                          ------------
                                                                                          $ 39,243,487
------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                          $ 44,558,330
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.8%
    AEP Generating, 9.82s, 2022                                         $ 1,192           $  1,554,622
    CalEnergy Co., Inc., 7.63s, 2007                                      2,500              2,553,450
    Commonwealth Edison Co., 6.95s, 2018                                    275                275,344
    Commonwealth Edison Co., 7.625s, 2007                                   225                243,868
    Connecticut Light & Power Co., 8.59s, 2003                            1,000              1,040,500
    Long Island Lighting Co., 8.2s, 2023                                  1,500              1,668,315
    Midland Cogeneration Venture Corp., 10.33s, 2002                        330                358,068
    Midland Funding Corp. I, 10.33s, 2002                                 1,257              1,327,625
    Montana Power Co., 7.875s, 2026                                         500                579,865
    National Rural Utilities Cooperative Finance, 5.75s, 2008             3,621              3,619,660
    Niagara Mohawk Power Corp., 7.625s, 2005                              1,000              1,026,330
    Niagara Mohawk Power Corp., 8.5s, 2023                                1,200              1,309,776
    PacifiCorp, 6.75s, 2004                                               4,000              3,986,600
    PP&L, Inc., 6.125s, 2001                                              3,000              3,059,160
    Seabrook Station, 7.83s, 2019                                           916              1,037,373
    Texas & New Mexico Power Co., 12.5s, 1999                             1,000              1,012,740
    Texas Utilities Co., 5.94s, 2001                                      3,500              3,503,185
    Texas Utilities Co., 6.375s, 2008                                     1,200              1,191,768
    Utilicorp United, Inc., 8.45s, 1999                                     600                616,698
                                                                                          ------------
                                                                                          $ 29,964,947
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    Tennessee Gas Pipeline Co., 7.625s, 2037                            $ 1,000           $  1,025,860
    Texas Gas Transmission Corp., 7.25s, 2027                             1,100              1,130,921
                                                                                          ------------
                                                                                          $  2,156,781
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $ 92,830,775
------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.4%
  Argentina - 0.1%
    Hidroelectrica Alicura, 8.375s, 1999
    (Utilities - Electric)##                                            $ 1,150           $  1,109,750
------------------------------------------------------------------------------------------------------
  Canada - 0.1%
    Gulf Canada Resources, 9.25s, 2004 (Oils)                           $   850           $    866,345
------------------------------------------------------------------------------------------------------
  Chile - 0.2%
    Empresa Electric Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                                          $ 1,500           $  1,515,885
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $  3,491,980
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $95,699,451)                                                $ 96,322,755
------------------------------------------------------------------------------------------------------

Convertible Bonds - 2.8%
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.6%
    ADT Operations, Inc., 0s, 2010                                      $ 2,870           $  4,979,450
------------------------------------------------------------------------------------------------------
  Telecommunications - 2.2%
    Cellular Commerce International, Inc., 6s, 2005##                   $ 5,780           $  9,826,000
    Cellular Communications International, Inc., 6s, 2005                   310                527,000
    Global Telesystems Group, Inc., 5.75s, 2010                           7,990              7,051,175
                                                                                          ------------
                                                                                          $ 17,404,175
------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $16,546,446)                                    $ 22,383,625
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.0%
------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 11/12/98 - 11/30/98           $ 8,100           $  8,067,485
    General Electric Capital Corp., due 11/02/98                          7,600              7,598,792
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $ 15,666,277
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $754,324,897)                                         $780,417,498

Other Assets, Less Liabilities - 0.3%                                                        2,120,737
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $782,538,235
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
OCTOBER 31, 1998
-------------------------------------------------------------------------------
Assets:
  Investment, at value (identified cost, $754,324,897)             $780,417,498
  Cash                                                                  396,823
  Foreign currency, at value (identified cost, $435,886)                433,963
  Receivable for Fund shares sold                                    10,215,622
  Receivable for investments sold                                    24,399,342
  Interest and dividends receivable                                   2,977,300
  Other assets                                                            1,711
                                                                   ------------
      Total assets                                                 $818,842,259
                                                                   ------------
Liabilities:
  Distributions payable                                            $    426,510
  Payable for Fund shares reaquired                                   1,104,919
  Payable for investments purchased                                  34,313,100
  Net payable for foreign currency exchange contracts
    subject to master netting agreements                                 60,674
  Payable to affiliates -
    Management fee                                                       21,113
    Shareholder servicing agent fee                                       4,751
    Distribution and service fee                                        224,610
    Administrative fee                                                      566
  Accrued expenses and other liabilities                                147,781
                                                                   ------------
      Total liabilities                                            $ 36,304,024
                                                                   ------------
Net assets                                                         $782,538,235
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $713,563,527
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  26,018,908
  Accumulated undistributed net realized gain on
    investments and foreign
    currency transactions                                            43,361,127
  Accumulated distributions in excess of net investment
    income                                                             (405,327)
                                                                   ------------
      Total                                                        $782,538,235
                                                                   ============
Shares of beneficial interest outstanding                           72,803,353
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $324,097,935 / 30,106,797 shares of
     beneficial interest outstanding)                                 $10.76
                                                                      ======
  Offering price per share (100 / 95.25 of net value per
     share)                                                           $11.30
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $361,439,496 / 33,669,637 shares of
     beneficial interest outstanding)                                 $10.73
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $95,856,030 / 8,920,695 shares of
     beneficial interest outstanding)                                 $10.75
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,144,774 / 106,224 shares of
     beneficial interest outstanding)                                 $10.78
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1998
------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                  $10,349,976
    Interest                                                                     5,408,066
    Foreign taxes withheld                                                        (310,587)
                                                                               -----------
      Total investment income                                                  $15,447,455
                                                                               -----------
  Expenses -
    Management fee                                                             $ 2,540,928
    Trustees' compensation                                                          41,400
    Shareholder servicing agent fee                                                486,597
    Distribution and service fee (Class A)                                         402,562
    Distribution and service fee (Class B)                                       2,091,070
    Distribution and service fee (Class C)                                         549,445
    Administrative fee                                                              61,787
    Custodian fee                                                                  180,623
    Printing                                                                        49,968
    Postage                                                                         43,203
    Auditing fees                                                                   34,066
    Legal fees                                                                       4,034
    Miscellaneous                                                                  361,292
                                                                               -----------
      Total expenses                                                           $ 6,846,975
    Fees paid indirectly                                                           (57,753)
    Reduction of expenses by investment adviser                                   (413,288)
                                                                               -----------
      Net expenses                                                             $ 6,375,934
                                                                               -----------
        Net investment income                                                  $ 9,071,521
                                                                               -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $44,064,038
    Foreign currency transactions                                                 (186,931)
                                                                               -----------
        Net realized gain on investments and foreign currency transactions     $43,877,107
                                                                               -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                $12,756,845
    Translation of assets and liabilities in foreign currencies                    (74,166)
                                                                               -----------
        Net unrealized gain on investments and foreign currency translation    $12,682,679
                                                                               -----------
          Net realized and unrealized gain on investments and foreign
            currency                                                           $56,559,786
                                                                               -----------
            Increase in net assets from operations                             $65,631,307
                                                                               ===========
See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                 1998                        1997
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $  9,071,521                $  4,492,110
  Net realized gain on investments and foreign currency
    transactions                                                 43,877,107                  29,198,342
  Net unrealized gain on investments and foreign currency
    translation                                                  12,682,679                   3,178,460
                                                               ------------                ------------
    Increase in net assets from operations                     $ 65,631,307                $ 36,868,912
                                                               ------------                ------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $ (4,357,952)               $ (2,595,146)
  From net investment income (Class B)                           (4,035,339)                 (1,850,367)
  From net investment income (Class C)                           (1,060,616)                   (373,755)
  From net investment income (Class I)                              (28,949)                    (23,347)
  In excess of net investment income (Class A)                     (134,059)                       --
  In excess of net investment income (Class B)                     (216,882)                       --
  In excess of net investment income (Class C)                      (52,495)                       --
  In excess of net investment income (Class I)                       (1,891)                       --
  From net realized gain on investments and foreign
    currency transactions (Class A)                             (12,514,640)                 (5,350,418)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (13,185,584)                 (4,454,053)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (3,245,184)                   (782,366)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                (113,598)                       --
                                                               ------------                ------------
      Total distributions declared to shareholders             $(38,947,189)               $(15,429,452)
                                                               ------------                ------------
Net increase in net assets from Fund share transactions        $550,284,827                $ 65,677,277
                                                               ------------                ------------
      Total increase in net assets                             $576,968,945                $ 87,116,737
Net assets:
  At beginning of period                                        205,569,290                 118,452,553
                                                               ------------                ------------
At end of period (including accumulated undistributed
  (distributions in excess of) net investment income of
  $(405,327) and $77,488, respectively)                        $782,538,235                $205,569,290
                                                               ============                ============

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                   1998            1997            1996            1995           1994
----------------------------------------------------------------------------------------------------------------------------
                                                     CLASS  A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $10.39          $ 9.12          $ 8.20          $ 7.00         $ 7.86
                                                       ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income(S)                             $ 0.27          $ 0.32          $ 0.38          $ 0.31         $ 0.33
  Net realized and unrealized gain (loss) on
   investments and foreign currency                      1.78            2.08            1.07            1.22          (0.63)
                                                       ------          ------          ------          ------         ------
    Total from investment operations                   $ 2.05          $ 2.40          $ 1.45          $ 1.53         $(0.30)
                                                       ------          ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                           $(0.27)         $(0.34)         $(0.32)         $(0.33)        $(0.35)
  From net realized gain on investments and
   foreign currency transactions                        (1.39)          (0.79)          (0.21)           --            (0.21)
  In excess of net investment income                    (0.02)           --              --              --             --
                                                       ------          ------          ------          ------         ------
    Total distributions declared to
      shareholders                                     $(1.68)         $(1.13)         $(0.53)         $(0.33)        $(0.56)
                                                       ------          ------          ------          ------         ------
Net asset value - end of period                        $10.76          $10.39          $ 9.12          $ 8.20         $ 7.00
                                                       ======          ======          ======          ======         ======
Total return(+)                                        22.13%          28.62%          18.41%          22.48%         (3.89)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            1.05%           1.10%           1.08%           0.83%          0.65%
  Net investment income                                 2.60%           3.27%           4.37%           4.30%          4.58%
Portfolio turnover                                       124%            153%            137%            152%           115%
Net assets at end of period (000 omitted)            $324,098         $90,083         $60,345         $52,474        $42,027
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser voluntarily waived all or a portion of its management fee for the periods indicated. For the year ended October 31, 1994, the investment adviser further agreed to reduce a portion of the Fund's expenses. If these fees had not been waived, the net investment income per share and the ratios would have been:
      Net investment income                            $ 0.26          $ 0.30          $ 0.34          $ 0.28         $ 0.28
      Ratios (to average net assets):
        Expenses##                                      1.15%           1.29%           1.42%           1.23%          1.41%
        Net investment income                           2.50%           3.08%           4.03%           3.90%          3.82%

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                   1998            1997            1996            1995           1994
----------------------------------------------------------------------------------------------------------------------------
                                                     CLASS  B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $10.36          $ 9.10          $ 8.18          $ 6.98         $ 7.84
                                                       ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income(S)                             $ 0.19          $ 0.24          $ 0.31          $ 0.24         $ 0.25
  Net realized and unrealized gain (loss) on
   investments and foreign currency                      1.79            2.08            1.07            1.22          (0.63)
                                                       ------          ------          ------          ------         ------
    Total from investment operations                   $ 1.98          $ 2.32          $ 1.38          $ 1.46         $(0.38)
                                                       ------          ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                           $(0.20)         $(0.27)         $(0.25)         $(0.26)        $(0.27)
  From net realized gain on investments and
   foreign currency transactions                        (1.39)          (0.79)          (0.21)           --            (0.21)
  In excess of net investment income                    (0.02)           --              --              --             --
                                                       ------          ------          ------          ------         ------
    Total distributions declared to
      shareholders                                     $(1.61)         $(1.06)         $(0.46)         $(0.26)        $(0.48)
                                                       ------          ------          ------          ------         ------
Net asset value - end of period                        $10.73          $10.36          $ 9.10          $ 8.18         $ 6.98
                                                       ======          ======          ======          ======         ======
Total return                                           21.27%          27.59%          17.50%          21.43%         (4.92)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            1.80%           1.87%           1.89%           1.74%          1.72%
  Net investment income                                 1.85%           2.49%           3.53%           3.33%          3.51%
Portfolio turnover                                       124%            153%            137%            152%           115%
Net assets at end of period (000 omitted)            $361,439         $91,973         $49,877         $33,239        $19,774
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
 (S) The investment adviser voluntarily waived all or a portion of its management fee for the periods indicated. For the year ended October 31, 1994, the investment adviser further agreed to reduce a portion of the Fund's expenses. If these fees had not been waived, the net investment income per share and the ratios would have been:
      Net investment income                            $ 0.18          $ 0.22          $ 0.28          $ 0.21         $ 0.20
      Ratios (to average net assets):
        Expenses##                                      1.90%           2.06%           2.23%           2.14%          2.48%
        Net investment income                           1.75%           2.30%           3.19%           2.93%          2.74%

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,                         PERIOD ENDED
                                                     -------------------------------------------------------      OCTOBER 31,
                                                         1998            1997           1996            1995            1994*
-----------------------------------------------------------------------------------------------------------------------------
                                                     CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $10.37          $ 9.10          $ 8.18          $ 6.99         $ 7.48
                                                       ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income(S)                             $ 0.19          $ 0.24          $ 0.31          $ 0.24         $ 0.25
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     1.80            2.09            1.07            1.21          (0.54)
                                                       ------          ------          ------          ------         ------
      Total from investment operations                 $ 1.99          $ 2.33          $ 1.38          $ 1.45         $(0.29)
                                                       ------          ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                           $(0.20)         $(0.27)         $(0.25)         $(0.26)        $(0.20)
  From net realized gain on investments and
    foreign currency transactions                       (1.39)          (0.79)          (0.21)           --             --
  In excess of net investment income                    (0.02)           --              --              --             --
                                                       ------          ------          ------          ------         ------
      Total distributions declared to
        shareholders                                   $(1.61)         $(1.06)         $(0.46)         $(0.26)        $(0.20)
                                                       ------          ------          ------          ------         ------
Net asset value - end of period                        $10.75          $10.37          $ 9.10          $ 8.18         $ 6.99
                                                       ======          ======          ======          ======         ======
Total return                                           21.25%          27.71%          17.57%          21.19%        (3.87)%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                            1.80%           1.85%           1.82%           1.81%          1.65%+
  Net investment income                                 1.85%           2.47%           3.60%           3.32%          3.56%+
Portfolio turnover                                       124%            153%            137%            152%           115%
Net assets at end of period (000 omitted)             $95,856         $22,788          $8,231          $4,943         $2,399

  * For the period from the inception of Class C, January 3, 1994, through October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser voluntarily waived all or a portion of its management fee for the periods indicated. For the period ended October 31, 1994, the investment adviser further agreed to reduce a portion of the Fund's expenses. If these fees had not been waived, the net investment income per share and the ratios would have been:
      Net investment income                            $ 0.18          $ 0.22          $ 0.28          $ 0.21         $ 0.20
      Ratios (to average net assets):
        Expenses##                                      1.90%           2.04%           2.16%           2.21%          2.41%+
        Net investment income                           1.75%           2.28%           3.26%           2.83%          2.80%+

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED              PERIOD ENDED
                                                                 OCTOBER 31, 1998         OCTOBER 31, 1997*
--------------------------------------------------------------------------------------------------------------------
                                                                          CLASS I
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $10.39                    $ 8.90
                                                                           ------                    ------
Income from investment operations# -
  Net investment income(S)                                                 $ 0.30                    $ 0.29
  Net realized and unrealized gain on investments and foreign
    currency                                                                 1.80                      1.48
                                                                           ------                    ------
      Total from investment operations                                     $ 2.10                    $ 1.77
                                                                           ------                    ------
Less distributions declared to shareholders -
  From net investment income                                               $(0.29)                   $(0.28)
  From net realized gain on investments and foreign currency
   transactions                                                             (1.39)                     --
  In excess of net investment income                                        (0.03)                     --
                                                                           ------                    ------
      Total distributions declared to shareholders                         $(1.71)                   $(0.28)
                                                                           ------                    ------
Net asset value - end of period                                            $10.78                    $10.39
                                                                           ======                    ======
Total return                                                               22.52%                    20.15%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                0.80%                     0.86%+
  Net investment income                                                     2.84%                     3.39%+
Portfolio turnover                                                           124%                      153%
Net assets at end of period  (000 omitted)                                 $1,145                      $725

  * For the period from the inception of Class I, January 2, 1997, through October 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If the fee had not been waived, the net investment income per share and the ratios would have been:
      Net investment income                                                $ 0.29                    $ 0.27
      Ratios (to average net assets):
        Expenses##                                                          0.90%                     1.05%+
        Net investment income                                               2.74%                     3.20%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Utilities Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month-end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 1998, accumulated undistributed net realized gain on investments was decreased by $351,844, accumulated distributions in excess of net investment income was decreased by $333,847 and paid-in capital was increased by $17,997 due to differences between book and tax accounting for non-taxable dividends, mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

At October 31, 1998, accumulated undistributed net realized gain on investments and accumulated distributions in excess of net investment income under book accounting were different from tax accounting due to temporary differences in accounting for wash sales.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.375% of average daily net assets and 6.25% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $8,758 for the year ended October 31, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $618,527 for the year ended October 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $31,818 for the year ended October 31, 1998. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended October 31, 1998, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13,826 and $582 for Class B and Class C shares, respectively, for the year ended October 31, 1998. Fees incurred under the distribution plan during the year ended October 31, 1998, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1998, were $1,102, $295,694, and $29,251 for Class A, Class B, and
Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES           SALES
--------------------------------------------------------------------------------
U.S. government securities                         $ 73,755,481    $ 39,537,641
                                                   ------------    ------------
Investments (non-U.S. government securities)       $940,317,317    $463,300,313
                                                   ------------    ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $759,326,013
                                                                   ------------
Gross unrealized appreciation                                      $ 49,179,109
Gross unrealized depreciation                                       (28,087,624)
                                                                   ------------
    Net unrealized appreciation                                    $ 21,091,485
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                        YEAR ENDED OCTOBER 31, 1998         YEAR ENDED OCTOBER 31, 1997
                                       -----------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            27,132,195       $281,809,080        7,819,952       $ 77,226,921
Shares issued to shareholders in
  reinvestment of distributions         1,483,437         14,492,448          732,324          6,609,825
Shares transferred to Class I                --                 --           (120,449)        (1,071,996)
Shares reacquired                      (7,181,632)       (74,517,887)      (6,378,092)       (62,953,332)
                                       ----------       ------------       ----------       ------------
    Net increase                       21,434,000       $221,783,641        2,053,735       $ 19,811,418
                                       ==========       ============        =========       ============

Class B Shares
                                        YEAR ENDED OCTOBER 31, 1998         YEAR ENDED OCTOBER 31, 1997
                                       -----------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            26,385,454       $275,542,126        4,757,161       $ 45,918,763
Shares issued to shareholders in
  reinvestment of distributions         1,405,140         13,677,225          572,483          5,137,051
Shares reacquired                      (2,998,536)       (31,238,443)      (1,935,800)       (18,320,311)
                                       ----------       ------------       ----------       ------------
    Net increase                       24,792,058       $257,980,908        3,393,844       $ 32,735,503
                                       ==========       ============        =========       ============

Class C Shares
                                        YEAR ENDED OCTOBER 31, 1998         YEAR ENDED OCTOBER 31, 1997
                                       -----------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             7,452,847       $ 77,990,473        1,398,533       $ 13,601,081
Shares issued to shareholders in
  reinvestment of distributions           304,674          2,974,079           97,304            875,586
Shares reacquired                      (1,033,828)       (10,820,419)        (202,885)        (1,938,852)
                                       ----------       ------------       ----------       ------------
    Net increase                        6,723,693       $ 70,144,133        1,292,952       $ 12,537,815
                                       ==========       ============        =========       ============

Class I Shares
                                        YEAR ENDED OCTOBER 31, 1998        PERIOD ENDED OCTOBER 31, 1997*
                                       -----------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                33,150       $    356,454           12,797       $    121,518
Shares transferred from Class A              --                 --            120,449          1,071,996
Shares issued to shareholders in
  reinvestment of distributions            14,702            143,189            2,421             23,241
Shares reacquired                         (11,414)          (123,498)         (65,881)          (624,214)
                                       ----------       ------------       ----------       ------------
    Net increase                           36,438       $    376,145           69,786       $    592,541
                                       ==========       ============        =========       ============

*For the period from the inception of Class I, January 2, 1997, through October 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1998, was $3,625.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
Forward foreign currency sales under master netting agreements amounted to a net payable of $60,674 with Merrill Lynch at October 31, 1998.

At October 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VI and Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund, including the schedule of portfolio investments as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP
Boston, Massachusetts
December 9, 1998

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   THE FUND HAS DESIGNATED $11,322,123 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED OCTOBER 31, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 10.0%.

MFS(R) UTILITIES FUND

TRUSTEES                                                SECRETARY
Richard B. Bailey* - Private Investor; Former           Stephen E. Cavan*
Chairman and Director (until 1991), MFS Investment
Management                                              ASSISTANT SECRETARY
                                                        James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                        CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,      State Street Bank and Trust Company
Brigham and Women's Hospital; Professor of
Surgery, Harvard Medical School                         AUDITORS
                                                        Ernst & Young LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.; Chairman,       INVESTOR INFORMATION
Colonial Insurance Company, Ltd.                        For MFS stock and bond market outlooks, call toll
                                                        free: 1-800-637-4458 anytime from a touch-tone
Abby M. O'Neill - Private Investor                      telephone.

Walter E. Robb, III - President and Treasurer,          For information on MFS mutual funds, call your
Benchmark Advisors, Inc. (corporate financial           financial adviser or, for an information kit, call
consultants); President, Benchmark Consulting           toll free: 1-800-637-2929 any business day from 9
Group, Inc. (office services)                           a.m. to 5 p.m. Eastern time (or leave a message
                                                        anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,                INVESTOR SERVICE
MFS Investment Management                               MFS Service Center, Inc.
                                                        P.O. Box 2281
Jeffrey L. Shames* - Chairman, Chief                    Boston, MA 02107-9906
Executive Officer, and Director,
MFS Investment Management                               For general information, call toll free:
                                                        1-800-225-2606 any business day from
J. Dale Sherratt - President, Insight Resources,        8 a.m. to 8 p.m. Eastern time.
Inc. (acquisition planning specialists)
                                                        For service to speech- or hearing-impaired, call
Ward Smith - Former Chairman (until 1994), NACCO        toll free: 1-800-637-6576 any business day from
Industries (holding company)                            9 a.m. to 5 p.m. Eastern time. (To use this
                                                        service, your phone must be equipped with a
INVESTMENT ADVISER                                      Telecommunications Device for the Deaf.) For share
Massachusetts Financial Services Company                prices, account balances, and exchanges, call toll
500 Boylston Street                                     free: 1-800-MFS-TALK (1-800-637-8255) anytime from
Boston, MA 02116-3741                                   a touch-tone telephone.

DISTRIBUTOR                                             WORLD WIDE WEB
MFS Fund Distributors, Inc.                             www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Maura A. Shaughnessy*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) UTILITIES FUND                                              Bulk Rate
                                                                  U.S. Postage
[Logo] M F S(R)                                                        Paid
INVESTMENT MANAGEMENT                                                  MFS
  We invented the mutual fund(R)                                ----------------


500 Boylston Street
Boston, MA 02116-3741










(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                             MUF-2  12/98  52M  35/235/335/835